Exhibit 10.6

Form of Lock-up Agreement for

Healthcare Acquisition Partners Holdings, LLC pursuant to Section 5(i)

Healthcare Acquisition Partners Corp.

350 Madison Avenue

New York, NY 10017

Re:	Proposed Public Offering by Healthcare Acquisition Partners Corp.

Dear Sirs:

The undersigned, the initial stockholder of Healthcare Acquisition Partners Corp., a Delaware corporation (the “Company”), understands that the Company proposes to consummate a public offering of shares common stock, $.0001 par value, of the Company (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Company that, during a period of 180 days from the date of the consummation of an acquisition by the Company conforming to the requirements set forth in the registration statement on Form S-1 filed on October 14, 2005, as amended (the “Registration Statement”) by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), the undersigned will not, and will not permit any of its members to, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Act with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock, options to purchase Common Stock or other securities, in cash or otherwise.

The foregoing sentence shall not apply to the undersigned and other persons executing agreements substantially similar to this agreement entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, provided that the terms of such swap, other agreement or transaction does not require the delivery of Common Stock prior to 180 days from the date of the consummation of an acquisition by the Company conforming to the requirements set forth in the Registration Statement.

Very truly yours,

HEALTHCARE ACQUISITION PARTNERS HOLDINGS, LLC

By:
William Bischoff
Manager

2

Form of Lock-up Agreement for

Directors and Officers pursuant to Section 5(i)

FTN MIDWEST SECURITIES CORP.

    as Representative of the several Underwriters

350 Madison Avenue, 20th Floor

New York, New York 10017

Re:	Proposed Public Offering by Healthcare Acquisition Partners Corp.

Dear Sirs:

The undersigned, an officer and/or director of Healthcare Acquisition Partners Corp., a Delaware corporation (the “Company”), and the indirect beneficial owner through my holding of unvested interests of Healthcare Acquisition Parent, LLC, a Delaware limited liability company, of              shares of common stock (the “Shares”) of the Company, understands that FTN Midwest Securities Corp. (the “Representative”), proposes to enter into an Underwriting Agreement with the Company with respect to the proposed consummation of a public offering of shares common stock, $.0001 par value, of the Company (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as the beneficial owner of the Shares and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Representative that, during a period of 180 days from the date of the consummation of an acquisition by the Company conforming to the requirements set forth in the registration statement on Form S-1 filed on October 14, 2005, as amended (the “Registration Statement”), by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), the undersigned will not, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Interests or any shares of Common Stock, or any securities convertible into or exchangeable or exercisable for Interests or shares of Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Act with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Interests or shares of Common Stock, options to purchase Common Stock or other securities, in cash or otherwise.

The foregoing sentence shall not apply to the undersigned and other persons executing agreements substantially similar to this agreement transferring Lock-Up Securities to officers and/or directors of FTN Midwest Securities Corp., its subsidiaries or affiliates, or the Company, provided, in each case, that those parties enter agreements substantially similar to this agreement.

Very truly yours,

Signature:

Print Name:

2

Form of Lock-up Agreement for

FTN Midwest Securities Corp. pursuant to Section 5(i)

Healthcare Acquisition Parent, LLC

350 Madison Avenue

New York, New York 10017

Re:	Proposed Public Offering by Healthcare Acquisition Partners Corp.

Dear Sirs:

The undersigned, the indirect beneficial owner through the holding of unvested interests of Healthcare Acquisition Parent, LLC, a Delaware limited liability company of              shares of common stock (the “Shares”) of Healthcare Acquisition Partners Corp., a Delaware corporation (the “Company”), understands that the Company proposes to consummate a public offering (the “IPO”) of shares common stock, $.0001 par value, of the Company (“the Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as a beneficial owner of the Shares of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Company that, during a period of 180 days from the date of the consummation of the IPO, the undersigned will not, without the prior written consent of the Company, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Interests or any shares of Common Stock, or any securities convertible into or exchangeable or exercisable for Interests or shares of Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Interests or shares of Common Stock, options to purchase Common Stock or other securities, in cash or otherwise.

The foregoing sentence shall not apply to the undersigned and other persons executing agreements substantially similar to this agreement (a) transferring Lock-Up Securities to officers and/or directors of FTN Midwest Securities Corp., its subsidiaries or affiliates, or the Company, provided, in each case, that those parties enter agreements substantially similar to this agreement or (b) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, provided that the terms of such swap, other agreement or transaction does not require the delivery of Common Stock prior to 180 days from the date of the consummation of the IPO.

Very truly yours,

FTN MIDWEST SECURITIES CORP.

By:
Name:
Title:

2

Form of Lock-up Agreement for

FTN Midwest Securities Corp., pursuant to Section 5(i)

Healthcare Acquisition Partners Corp.

350 Madison Avenue

New York, NY 10017

Re:	Proposed Public Offering by Healthcare Acquisition Partners Corp.

Dear Sirs:

The undersigned, the holder of an option to purchase certain shares of common stock of Healthcare Acquisition Partners Corp., a Delaware corporation (the “Company”), understands that the Company proposes to consummate a public offering (the “IPO”) of shares common stock, $.0001 par value, of the Company (“the Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as a optionholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Company that, during a period of 180 days from the date of the consummation of the IPO, the undersigned will not, without the prior written consent of the Company, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock, options to purchase Common Stock or other securities, in cash or otherwise.

Very truly yours,

FTN MIDWEST SECURITIES CORP.

By:
Name:
Title: